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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): SEPTEMBER 13, 2004


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


              0-28074                                   04-3130648
      (Commission File Number)              (I.R.S. Employer Identification No.)


           25 FIRST STREET
            CAMBRIDGE, MA                                  02141
(Address of Principal Executive Offices)                 Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

     On September 13, 2004, the Board of Directors of Sapient Corporation appointed Jeffrey M. Cunningham as a Director of the Corporation. The press release announcing Mr. Cunningham's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)    Exhibits.

     99.1 Press Release issued by Sapient Corporation on September 16, 2004 announcing the appointment of Jeffrey M. Cunningham as a Director of the Corporation.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 17, 2004              SAPIENT CORPORATION
                                          (Registrant)



                                      By: /s/ Jane E. Owens
                                          --------------------------------------
                                          Jane E. Owens,
                                          Senior Vice President, General Counsel
                                          and Secretary